JARDINE FLEMING
CHINA REGION FUND, INC.

Annual Report
December 31, 1996

JARDINE FLEMING
CHINA REGION FUND, INC.

Contents
____________________________________________________________

                                                       Page

Objectives                                                1
____________________________________________________________

Management                                                1
____________________________________________________________

Market Information                                        1
____________________________________________________________

Highlights                                                2
____________________________________________________________

Investment Review                                         3
____________________________________________________________

Major Holdings                                            5
____________________________________________________________

Investment Portfolio                                      7
____________________________________________________________

Statement of Assets and Liabilities                      13
____________________________________________________________

Statement of Operations                                  14
____________________________________________________________

Statements of Changes in Net Assets                      15
____________________________________________________________

Financial Highlights                                     16
____________________________________________________________

Notes to Financial Statements                            17
____________________________________________________________

Report of Independent Accountants                        21
____________________________________________________________

Dividend Reinvestment and Cash Purchase Plan             22
____________________________________________________________

Directors and Administration                             23
_________________________________________________________________

JARDINE FLEMING
CHINA REGION FUND, INC.

Objectives
_________________________________________________________________

    Jardine Fleming China Region Fund, Inc. ("the Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China (PRC or China), Hong Kong, Taiwan, and Macau - collectively, the China Region.
    The Fund provides investors with an opportunity to participate in the growing economies of the China Region, especially that of the PRC, although investments are expected to be predominantly in securities listed on the Hong Kong Stock Exchange. Hong Kong enterprises have made substantial investments in the PRC, in Guangdong Province in particular, where abundant cheap labor and land are available. Hong Kong is also the largest trading partner of the PRC.
    The economies of the PRC, Hong Kong, Taiwan, and Macau have become increasingly linked over the past 10 years and are expected to be further integrated as Hong Kong and Macau revert to the sovereignty of the PRC. Investments made by the Fund will seek to take advantage of opportunities resulting from this linkage among the China Region countries.

Management
_________________________________________________________________

    Jardine Fleming International Management, Inc. (JFIM) is the investment management company appointed to advise on and manage the Fund's portfolio. JFIM is part of the Jardine Fleming group, which has a team of investment managers in the Asia Pacific region managing funds in excess of US$19 billion for both institutional and private clients.
    A. Douglas Eu is the portfolio manager of the Fund. Mr. Eu has been involved in analyzing China Region companies since 1987 and, since 1991, has been portfolio manager of a number of the Jardine Fleming group's funds which invest in China Region companies. He is the Chief Operations Officer of JFIM and has been involved in the day-to-day management of the Fund's portfolio since its inception.

Market Information
_________________________________________________________________

The Fund is listed on the New York Stock Exchange (symbol JFC).
The share price is published in
_________________________________________________________________

o   The Wall Street Journal (daily)
o   The Asian Wall Street Journal (daily)
o   Reuters (page JFIC)

The net asset value is published in
_________________________________________________________________

o   The Wall Street Journal under "Publicly Traded Funds" (every
    Monday)
o   The Asian Wall Street Journal under "Publicly Traded Funds"
    (every Monday)
o South China Morning Post in Hong Kong (first Thursday of every month)
o   Reuters (page JFIC)

JARDINE FLEMING
CHINA REGION FUND, INC.

Highlights
_________________________________________________________________

                                December 31, 1996   December 31, 1995
                                       US$                 US$
_________________________________________________________________

Net Assets                       $130.2 million      $101.6 million

Net Asset Value Per Share            $14.31              $11.17

Interim Dividend Per Share              -                 $0.02

Final Dividend Per Share              $0.02               $0.07

Market Data

Share Price on the
   New York Stock Exchange           $11.38              $10.00

Discount to Net Asset Value          -20.5%              -10.5%

Total Return for the Year Ended December 31, 1996
________________________________________________________________

Net Asset Value                                     28.3%
Share Price                                         13.9%
Hong Kong All Ordinaries Index                      37.0%
Credit Lyonnais Securities Asia
   All China B Index                                73.7%
Peregrine Greater China Index                       53.8%

Chart 1 - Net Asset Value and Share Price vs. Target Index

*Commencement of operations.

JARDINE FLEMING
CHINA REGION FUND, INC.

Investment Review

Dear Fellow Shareholders:

     Nineteen ninety-six was a rewarding year for the markets of the Greater China region. After a relatively slow first half, market activity increased significantly in the second half, providing strong gains for the full year.

     Thus, 1996 finally delivered the long-promised recovery for the China markets. While the main beneficiaries were the stocks viewed as "purer" plays on the reflation of China's economy, all of the major China region markets gained. Your Fund's performance reflects this more pleasant environment with the net asset value
(NAV) gaining 28.3% over the year.

Cumulative Returns of the China Region Markets
________________________________________________________________

Periods Ended 12/31/96               1 Year  3 Years Since Inception
                                                        (7/16/92)

________________________________________________________________

   Hong Kong All Ordinaries Index     37.0%    7.6%       96.0%
   Credit Lyonnais Securities All
   China B Index                      73.7  - 18.1      - 34.5
   Peregrine Greater China Index      53.8  - 24.5      -  2.6
   Jardine Fleming China Region
   Fund (Based on NAV)                28.3  - 33.6        32.8

________________________________________________________________

     China's economy continued to improve in line with our expectations as set out in previous reports. GDP growth showed healthy signs of moderation in line with the Central Government's policy target and, at 9.7%, was slower than 1995 GDP growth of 10.5%. But, more important, the absolute level of growth remained attractive and at a relatively buoyant level in global terms.

     The retail price index (RPI), the Government's target inflation indicator, also continued to slow. For the year, the RPI of 6% was well below the Government's target level of 8% to 10% and demonstrated the success of its three-and-a-half-year austerity program.

     Other economic indicators also reinforced this picture of a moderating economy. Industrial production numbers were steady over the course of the year, averaging about 13.8%. Trade was also weaker, although this was a reflection of global trends as much as a result of China's own economy. The improvement in export growth during the fourth quarter (up 12.3% in the quarter alone versus a 1.4% overall increase for the full year) may be even more positive, perhaps reflecting the beginning of a cyclical improvement in trade following a dull year for the region as a whole. Against this improving picture for exports, imports remained under control, enabling China to amass a trade surplus of US$12.2 billion.

     Within this positive framework, the Government took some measures to ease the austerity campaign. While this indicated no major change from the current policy of gradual easing, anecdotal evidence from companies suggests greater optimism for 1997 and beyond. This, coupled with the two official cuts in interest rates, the first in May and the second in September, underpins our continued optimism for China's macroeconomic picture.

     Your Fund's increase in weightings, as highlighted in last year's report, proved opportune, though some individual holdings disappointed. Overall, the appreciation achieved for the year was satisfactory, and we look for further gains in the coming year. It should be noted that given the imminent return of Hong Kong to Chinese sovereignty, scheduled for June 30, 1997, your Board of Directors has moderated its earlier policy of excluding Hong Kong companies that did not stringently meet our test as a "China Region Company." The new policy will allow your fund manager to select appropriate investments from the broader Hong Kong market.

     Among the recent additions to the portfolio are HSBC Holdings and Swire Pacific. Previously, HSBC Holdings was outside our investment universe since its business focused on Hong Kong, the United Kingdom (through subsidiary Midland Bank), and the United States (through subsidiary Marine Midland Bank). Further, China's banking laws limited the domestic banking market to purely domestic banks. The wisdom of this broader mandate was justified by the recent announcement that HSBC was one of four banks granted a license to conduct Renminbi banking business in China. While the initial contribution to profits will be small, we feel this highlights a significant profit opportunity that should grow substantially in the coming years.

     Similarly for Swire Pacific, the imminent handover and the company's own focus have increased business opportunities for this old line, Hong Kong-listed conglomerate. Future business growth is squarely focused on China: its China-targeted businesses include the operation of a regional airline, Dragonair (through its listed airline subsidiary, Cathay Pacific), which operates a large number of China regional flights. More recently, Swire Pacific has signed an agreement to act as sole bottler and distributor for U.S.-based Coca-Cola in several provinces. Like HSBC, while initial profit contributions will be minimal, the long-term prospects are likely to be very good.

     Within your Fund's holdings of China B-shares, our most notable acquisition was a stake in the recently listed Huangshan Tourism Development in Shanghai. Huangshan is the monopoly operator of the Huangshan scenic area in Central China, one of China's most famous tourist areas. Huangshan's monopoly allows it to collect fees from visitors to the area and also to operate the local cable cars. The area is very popular among domestic Chinese tourists, and improved roads to Shanghai should substantially increase access and shorten travel time in the near future. The company, which also operates the majority of hotels in the area, generates attractive profits with fewer credit risks than are present in most Chinese industrial companies. In addition, it represents an excellent play on the rising level of domestic consumption and affluence among Chinese consumers.

     Among H-shares, we used the listing of Guangshen Railway to increase our weighting in this sector. Guangshen operates the rail line between Shenzhen and Guangzhou (Canton), which carries both passenger and freight cars. Its solid position as one of the prime infrastructure plays should result in future earnings growth as trade in southern China improves in the coming year.
     Your Fund's weightings in Korea were substantially reduced early in the year except for certain core positions. Given the attractive outlook for the core China region markets over the coming year, we do not envisage any higher exposure to Korea in the near term. Last year's forecast of an improvement in Taiwan proved correct, and we shall monitor opportunities in the market in the coming year.

     Long-term investors in China have experienced both the euphoria of the earlier enthusiasm as well as the pain of the reversal that resulted from the 1993 austerity program. Having largely suffered over the past three years, we expect the gains of late 1996 for the China region markets to mark the beginning of an improving period for stock markets. We are concerned that overheated equity markets in China could concentrate the gains and lead to higher volatility. Recent actions by the Central Government have been positive in that policymakers seem to realize the damage this could have on the longer-term development of China region markets. On balance, we remain positive on the prospects for equity markets over the coming months and expect further rewards for long-term investors in the China region markets.

Respectfully submitted,

Martin Barrow
President

February 9, 1997

JARDINE FLEMING
CHINA REGION FUND, INC.

Major Holdings

_____________________________________________________________

At December 31, 1996
_____________________________________________________________

                                                  % of Net
                                                   Assets
_____________________________________________________________

Hutchison Whampoa                                    9.7

   One of Hong Kong's leading conglomerates. It controls 60% and 50% of the container ports in Hong Kong and Shanghai, respectively. Hutchison should benefit from increased PRC exports.

Cheung Kong Holdings                                 8.2

   One of Hong Kong's premier property companies with significant property developments in Hong Kong and in the PRC. Cheung Kong has been discussing numerous property and infrastructure projects in China.

New World Development                                7.4

   Engaged mainly in property development and investment, infrastructure projects, and hotel operations in Hong Kong and China. The infrastructure and property projects in China include five toll roads and bridges, three power plants, and home ownership projects in Wuhan.

Huangshan Tourism Development 'B'                    5.2

   The monopoly operator of the Huangshan (Yellow Mountain) Tourist area, one of China's premier scenic tourist sites. Because of poor airline and road infrastructure, the area is frequented more by local tourists than international visitors. Huangshan collects an entrance fee from visitors and also operates most of the major hotels and cable car rides in the area.

Swire Pacific ('A' and 'B')                          4.9

   A diversified conglomerate. Swire's controlling stake in Cathay Pacific and Cathay's minority stake in Dragonair (the leading private airline into the PRC) give it a strong position in the PRC airline industry. Swire's bottling subsidiary has excellent long-term growth prospects as the monopoly bottler for Coca-Cola in seven provinces with a total population of 372 million.

Qingling Motors 'H'                                  3.6

   A light truck manufacturer in China with Isuzu technology. The company used to rely heavily on imports of parts from Japan and therefore was subjected to the fluctuations in the currency. It sped up the localization process in 1995 with the commissioning of an engine manufacturing factory.

Shanghai Diesel Engine Company 'B'                   3.1

   A manufacturer of medium-sized diesel engines for use in construction, power generation, and boats. It also produces larger engines for agricultural purposes in a joint venture with Caterpillar.

HSBC Holdings                                        2.9

   The largest bank in Hong Kong and one of the largest in the world. Earnings growth over the next couple of years will continue to be driven by its Asian, primarily Hong Kong-based, businesses, but a stable global earnings base lends comfort to investors.

Guangshen Railway                                    2.7

   The owner and operator of a three track, 147 km railway line between Guangzhou (Canton) and Shenzhen. Guangshen operates both passenger and freight services and is one of the key transport links within the PRC.

Television Broadcasts (TVB)                          2.6

   Focuses on essential broadcasting in Hong Kong. However, the ability of viewers in Southern China to pick up TVB's signal has given advertisers a new medium to develop brand names in the PRC.


JARDINE FLEMING
CHINA REGION FUND, INC.

Investment Portfolio
_______________________________________________________________

At December 31, 1996

                                            Holdings      Market
                                           (in shares      Value
Description                                  or par)     (in US$)
_______________________________________________________________

Common Stocks (unless otherwise noted)
_______________________________________________________________

CHINA (23.9%)
_______________________________________________________________

Shanghai Equities (USD) (15.9%)
_______________________________________________________________

Autos & Transportation Equipment (4.3%)
   China Yuchai International                250,000   1,187,500
   Ek Chor China Motorcycle                   50,900     369,025
!*Shanghai Diesel Engine 'B'               8,400,000   3,981,600

                                                       5,538,125

Building Materials  (0.9%)
   Huaxin Cement 'B'                       4,300,000   1,204,000

Chemicals (1.8%)
*  Shanghai Tyre and Rubber                5,543,680   2,350,520

Commercial & Industrial (0.1%)
*  Shanghai Phoenix Bicycle 'B'              440,000      79,200

Electronics & Components (1.6%)
!  Shanghai Refrigerator Compressor 'B'    3,900,000   2,121,600

Hotels & Tourism (7.2%)
!*Huangshan Tourism Development 'B'       15,303,000   6,733,318
   Shanghai Dazhong Taxi 'B'               2,600,000   2,147,600
*  Shanghai Jin Jiang Tower 'B'            1,662,499     505,400

                                                       9,386,318

Total Shanghai Equities                               20,679,763
_______________________________________________________________

Shenzhen Equities (HKD) (8.0%)

_______________________________________________________________

Autos & Transportation Equipment (0.9%)
   Shenzhen North Jianshe
     Motorcycle 'B'                        2,395,000   1,192,159

Commercial & Industrial (3.6%)
   China Southern Glass 'B'                2,641,470   1,639,286
*  Shenzhen China Bicycles 'B'             3,691,600   1,603,695
*  Wuxi Little Swan 'B'                    1,500,000   1,512,703

                                                       4,755,684

Energy (1.9%)
   Chiwan Petroleum Supply Base 'B'        4,236,300   2,464,717

Transportation Services (1.6%)
   China Merchant Shekou Port
     Service 'B'                           3,138,960   2,090,070

Total Shenzhen Equities                               10,502,630
_______________________________________________________________

TOTAL CHINA                                           31,182,393
_______________________________________________________________

HONG KONG (67.6%)
_______________________________________________________________

Autos & Transportation Equipment (3.6%)
   Qingling Motors 'H'                     8,500,000   4,698,106

Banking & Financial Services (2.9%)
   HSBC Holdings                             174,800   3,740,306

Building & Construction (1.7%)
*  New World Infrastructure                  750,000   2,191,480

Chemicals (1.8%)
   Ngai Hing Hong                          1,800,000     488,719
   Zhenhai Refining and Chemical 'H'       5,000,000   1,842,394

                                                       2,331,113

Commercial & Industrial (2.0%)
   Guangzhou Investment                    3,600,000   1,722,154
*  H shares Basket Warrants, 12/5/97
   (Merril Lynch International)
      Exercise of the warrants at
      a price of HK $1.16 per warrant
      entitles the holder to receive
      a basket of five RMB traded
      securities. In lieu of transfer
      of securities, the issuer may
      elect to make a cash payment.       11,400,000     928,567

                                                       2,650,721

Conglomerates (16.1%)
   China Resources Enterprise                388,000     872,868
*  China Resources Enterprise
   Warrants, 12/10/97 (ING Baring)        10,000,000     853,320
*  China Resources Enterprise
   Warrants, 3/20/98 (Salomon Brothers)
      (When/if issued security)            3,600,000     167,933
   Hutchison Whampoa                       1,600,000  12,567,072
   Swire Pacific Ltd. 'A'                    120,000   1,144,224
   Swire Pacific Ltd. 'B'                  3,500,000   5,294,460

                                                      20,899,877

Consumer Products (0.4%)
   Climax International                    4,000,000     517,163

Electricals (0.0%)
*  Chengdu Telecommunications Cable 'H'      398,000      61,235

Food & Beverages (1.2%)
   Dairy Farms International (USD)         2,000,000   1,610,000

Media (3.7%)
   Pico Far East Holdings                  5,000,000   1,454,522
   Television Broadcasts                     850,000   3,395,824

                                                       4,850,346

Packaging (2.4%)
*  Concordia Paper Holdings ADR (USD)        150,000     637,500
   Cosco Pacific Ltd.                      2,100,000   2,443,597

                                                       3,081,097

Pharmaceuticals (0.1%)
*  Shandong Xinhua Pharmaceuticals 'H'       529,000     157,308

Property & Real Estate (21.0%)
   Cheung Kong Holdings                    1,200,000  10,666,494
   China Overseas Land and Investment      3,500,000   1,776,133
   Guangdong Investment                    1,620,000   1,560,411
   Henderson Capital, CB, VR, 5.00%,
      3/28/97 (USD)                        1,200,000   1,050,000
   Henderson China Holdings                  550,000   1,251,535
   New World Development                   1,425,000   9,626,511
*  Seapower Resources                     15,000,000   1,454,522

                                                      27,385,606

Retail (3.0%)
*  China Everbright - IHD Pacific Ltd.       490,000     171,052
   Goldlion Holdings                       1,850,000   1,518,844
   Lamex Holdings                          6,064,000   2,195,255

                                                       3,885,151

Steel (2.2%)
   Maanshan Iron and Steel 'H'            13,236,000   2,840,747

Telecommunications (0.2%)
*  CM Telecom (USD)                          784,000     207,760

Transportation Services (4.9%)
*  Anhui Expressway 'H'                    5,990,000   1,684,433
*  Guangshen Railway 'H'                   8,000,000   3,464,995
   Shanghai Haixin Shipping 'H'           10,555,000   1,228,198

                                                       6,377,626

Utilities (0.4%)
   Harbin Power Equipment 'H'              3,000,000     488,719

TOTAL HONG KONG                                       87,974,361

KOREA (4.7%)
_______________________________________________________________

Electricals (1.4%)
*  Samsung Electro-Mechanics Warrants, 9/8/97 (USD)          750
450,000
   Samsung Electronics                        24,001   1,421,598

                                                       1,871,598

Insurance (1.4%)
   Samsung Fire and Marine Insurance           5,000   1,834,319

Steel (1.9%)
   Pohang Iron and Steel                      56,000   2,418,935

Transportation Services (0.0%)
*  Hanjin Transportation                       2,877      47,666

TOTAL KOREA                                            6,172,518
_______________________________________________________________

TIME DEPOSITS (4.3%)
_______________________________________________________________

   Citibank, N.A., 5.375%,
   1/2/97 (HKD)                           43,000,000   5,559,506

TOTAL TIME DEPOSITS                                    5,559,506
_______________________________________________________________

TOTAL INVESTMENTS
    (100.5% of Net Assets) (Cost $110,944,208)       130,888,778
_______________________________________________________________
_______________________________________________________________

Other assets less liabilities                           (664,683)
_______________________________________________________________
_______________________________________________________________

NET ASSETS                                           130,224,095
_______________________________________________________________
_______________________________________________________________

Aggregate cost is the same for Federal income tax purposes.
The aggregate unrealized gain for all securities is as follows:

Excess of market value over cost                      32,865,034
Excess of cost over market value                     (12,920,464)

Net unrealized gain                                   19,944,570
_______________________________________________________________
_______________________________________________________________

(HKD)   Hong Kong dollar
(RMB)   Chinese renminbi
(USD)   U.S. dollar
   CB   Convertible Bond
   VR   Variable Rate
    *   Non-income producing
    !   Affiliated company

See accompanying notes to financial statements.

JARDINE FLEMING
CHINA REGION FUND, INC.

Statement of Assets and Liabilities
At December 31, 1996
_______________________________________________________________

                                                        (in US$)
_______________________________________________________________

Assets
_______________________________________________________________

Investments at value (Note 2)
   Affiliated companies (Cost $9,225,860)            $12,836,518
   Other companies (Cost $101,718,349)               118,052,260
_______________________________________________________________

Total investments in securities                      130,888,778

Cash and foreign currencies                              167,786
Receivable for securities sold                            13,391
Dividends receivable                                     161,284
Interest receivable                                        7,286
Deposits in respect of insurance policy                   68,388
Restricted cash (Note 6)                                 305,266
Unamortized organization costs (Note 1)                   17,722
_______________________________________________________________

Total Assets                                         131,629,901

Liabilities
_______________________________________________________________

Payable for securities purchased                         344,784
Distributions payable (Note 2)                           182,027
Accrued expenses payable                                 627,293
Due to investment adviser (Note 5)                       251,702
_______________________________________________________________

Total Liabilities                                      1,405,806

Net Assets                                           130,224,095
_______________________________________________________________
_______________________________________________________________

Net assets consist of:
Common stock, $0.01 par value
   (100,000,000 shares authorized;
   9,101,372 shares issued and outstanding)               91,014
Paid-in capital                                      136,511,652
Accumulated net investment income, net of
distributions                                             73,867
Accumulated realized gain (loss) on investments
   and foreign currency transactions, net of
   distributions                                     (26,396,934)
Accumulated net unrealized gain (loss) on
   investments, foreign currency holdings,
   and other assets and liabilities denominated
   in foreign currencies                              19,944,496
_______________________________________________________________

Net Assets                                           130,224,095
_______________________________________________________________
_______________________________________________________________

Net Asset Value Per Share
($130,224,095/9,101,372)                                   14.31
_______________________________________________________________

See accompanying notes to financial statements.

JARDINE FLEMING
CHINA REGION FUND, INC.

Statement of Operations

Year Ended December 31, 1996
_______________________________________________________________

                                                        (in US$)
_______________________________________________________________

Investment Income (Note 2)
_______________________________________________________________

Dividends (net of foreign taxes of $15,526)            2,182,759
Interest                                                 531,940
_______________________________________________________________

Total Investment Income                                2,714,699

Expenses
_______________________________________________________________

Investment advisory fee (Note 5)                       1,425,100
Administration and accounting fees (Note 5)              310,030
Custodian fees                                           207,500
Reports and notices to shareholders                      120,000
Directors' fee and expenses                               79,874
Proxy expenses                                            75,000
Legal fees                                                60,000
Audit fees                                                36,000
Amortization of organizational costs (Note 1)             35,445
Insurance                                                 29,276
Listing fees                                              25,000
Miscellaneous expenses                                    19,070
_______________________________________________________________

Total Expenses                                         2,422,295
_______________________________________________________________

Net Investment Income                                    292,404
_______________________________________________________________

Realized and Unrealized Gain (Loss) on Investments, Foreign
Currency
Holdings and Other Assets and Liabilities Denominated in Foreign
Currencies:
_______________________________________________________________

Net realized loss on (Note 2)
   Investment transactions                            (9,424,969)
   Foreign currency transactions                         (19,180)
Net change in unrealized gain (loss) on (Note 2)
   Investments                                        37,910,852
   Foreign currency holdings and other assets
     and liabilities denominated in foreign
     currencies                                             (110)
_______________________________________________________________

Net realized and unrealized gain on investments,
     foreign currency holdings and other assets
     and liabilities denominated in foreign
     currencies                                       28,466,593
_______________________________________________________________

Net Increase in Net Assets Resulting From
   Operations                                         28,758,997
_______________________________________________________________
_______________________________________________________________

See accompanying notes to financial statements.

JARDINE FLEMING
CHINA REGION FUND, INC.

Statements of Changes in Net Assets
_______________________________________________________________
_______________________________________________________________
                                   Year Ended         Year Ended
                                December 31, 1996  December 31, 1995
                                    (in US$)           (in US$)
_______________________________________________________________
_______________________________________________________________

Increase (Decrease) in Net Assets
_______________________________________________________________

   Operations
     Net investment income              292,404           653,349
     Net realized loss on investment
     transactions                    (9,424,969)       (8,640,290)
     Net realized loss on foreign
        currency transactions           (19,180)         (32,040)
     Net change in unrealized gain
        (loss) on investments,
        foreign currency holdings
        and other assets and
        liabilities denominated
        in foreign currencies        37,910,742        (4,053,722)
_______________________________________________________________

     Net increase (decrease) in net
        assets resulting from
        operations                   28,758,997       (12,072,703)
_______________________________________________________________

Dividends to Shareholders:
_______________________________________________________________

     From net investment income        (182,014)         (803,644)
_______________________________________________________________

Total Increase (Decrease) in
   Net Assets                        28,576,983       (12,876,347)
   Net Assets:
   Beginning of period              101,647,112       114,523,459
_______________________________________________________________

   End of period                    130,224,095       101,647,112
_______________________________________________________________
_______________________________________________________________

See accompanying notes to financial statements.

JARDINE FLEMING
CHINA REGION FUND, INC.

Financial Highlights
_________________________________________________________________
                                                          For the
                   For the  For the   For the  For the    Period
                    Year     Year      Year     Year  July 16, 1992*
                    Ended    Ended     Ended    Ended     through
                  December December  December December   December
                     31,      31,       31,      31,        31,
                    1996     1995      1994     1993       1992
                  (in US$) (in US$)  (in US$) (in US$)   (in US$)
_________________________________________________________________

Per share operating performance
_________________________________________________________________

Net asset value,
  beginning of
  period          11.17      12.58      22.58      15.05       13.95**
Offering costs
  charged to
  paid-in capital     -          -      (0.06)         -       (0.11)
_________________________________________________________________

                  11.17      12.58      22.52      15.05       13.84
_________________________________________________________________

Net investment
  income           0.03       0.07       0.05       0.10        0.07
Net realized and
  unrealized gain
  (loss) on
  investment and
  foreign
  currency-
  related
  transactions     3.13      (1.39)     (8.51)     10.50        1.21
_________________________________________________________________

Total from
  investment
  operations       3.16      (1.32)     (8.46)     10.60        1.28
_________________________________________________________________

Less distributions
  Dividends from
     net investment
     income       (0.02)     (0.09)     (0.03)     (0.11)      (0.07)
  Distributions
     from capital
     gains            -          -      (1.45)     (1.62)          -
_________________________________________________________________

Total
  distributions   (0.02)     (0.09)     (1.48)     (1.73)      (0.07)
_________________________________________________________________

Net asset value,
  end of period   14.31      11.17      12.58      23.92       15.05
_________________________________________________________________
_________________________________________________________________

Dilutive effect
  of fully
  subscribed
  rights
  offering            -          -          -      (1.34)***       -
_________________________________________________________________

Net asset
  value, end of
  period, giving
  effect to fully
  subscribed
  rights offering     -          -          -      22.58***        -
_________________________________________________________________
_________________________________________________________________

Market value,
  end of period   11.38      10.00      11.25      26.00       13.88
_________________________________________________________________
_________________________________________________________________

Total Investment
  Return
  Per share
     market
     value        13.9%     (10.3%)    (52.5%)#    99.3%       (7.0%)
  Per share
     net asset
     value        28.3%     (10.5%)    (38.9%)#    72.9%        9.3%

RATIOS/SUPPLEMENTAL DATA

Net assets,
  end of
  period  130,224,095 101,647,112 114,523,459 162,848,785 102,422,708

Ratio of expenses to
  average
  net assets      2.18%      2.22%       2.01%      2.17%     2.23%+
Ratio of net
  investment
  income
  to average
  net assets      0.26%      0.60%       0.35%      0.59%     1.16%+
Portfolio
  turnover
  rate           44.40%     44.90%      71.20%     99.22%      1.56%
Average
  commission
  rate paid     $0.0015        $ -         $ -        $ -        $ -
Number of shares
  outstanding
  at end of
  period
  (in
  thousands)      9,101      9,101       9,101      6,807      6,807

   *   Commencement of operations
  ** Initial public offering of $13.95 per share net of underwriting discount.
 *** Reflects the effect of fully subscribed rights offering completed January 5, 1994. The fund received net proceeds of approximately $42 million in exchange for 2,269,109 shares of common stock.
   + Annualized. # Adjusted to exclude the dilutive effect of the rights offering completed January 5, 1994.

See accompanying notes to financial statements.

JARDINE FLEMING
CHINA REGION FUND, INC.

Notes to Financial Statements
December 31, 1996

1.   Organization and Capital

     Jardine Fleming China Region Fund Inc. (the "Fund") was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on July 16, 1992.

     In connection with its initial organization and offering of shares, the Fund incurred $177,227 and $772,698 of organization and offering costs, respectively. The organization costs are being amortized over a 60-month period from the date the Fund commenced operations. The offering costs have been charged to capital.


2.   Significant Accounting Policies

     The following significant accounting policies, which are in conformity with generally accepted accounting principles of the United States of America for investment companies, are consistently followed by the Fund in the preparation of its financial statements.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     i)     Security Valuation

            All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are translated to U.S. dollar equivalents at the exchange rate in effect on the valuation date.

     ii)    U.S. Federal Income Taxes

            No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The Fund has unused realized capital loss carryforwards for federal income tax purposes of $25,678,377, of which $2,287,086 expire in 2002, $10,477,747 in 2003, and $12,913,544 in
            2004. The Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

            In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

            Undistributed netinvestment income        $   (36,523)
            Undistributed net realized gain                74,916
            Paid-in-capital                               (38,393)

     iii)   Affiliated Companies

            Investments in companies 5% or more of whose outstanding voting securities are held by the Fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

     iv)    Foreign Currency Translation

            The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

            o investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;

            o investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions

            Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions balances.

            Net currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

     v)     Distribution of Income and Gains

            The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

            Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

     vi)    Other

            Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Portfolio turnover rate is calculated by dividing the lesser of purchases and sales of investment securities having maturities greater than one year at the time of acquisition by the average monthly market value of those investment securities.

3.   Investment Transactions

     Consistent with its investment objective, the Fund engages in the following transactions practices. The investment objective, policies, program, and risk factors of the Fund are described more fully in the Fund's Prospectus.

     i)     Foreign Transactions

            Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     ii)    Other

            During the year ended December 31, 1996, the Fund made purchases of $56,451,294 and sales of $45,179,819 of investment securities other than short-term investments. There were no purchases or sales of U.S. Government securities.

4.   Rights Offering

     As of the close of business on December 8, 1993, the Fund issued to shareholders rights entitling the holders thereof to subscribe for an aggregate of 2,269,109 shares at a rate of one share of common stock for each three rights held. The subscription price per share was $19.50.

     The offer expired on January 5, 1994. At the expiration date the offer was fully subscribed and 2,269,109 shares were subsequently issued. Net proceeds (after sales loads and other expenses) received by the Fund aggregated approximately $42,000,000. The net asset value per share at December 31, 1993, assuming that the 2,269,109 shares had been issued as of that date, was $22.58.

5.   Related Party Transactions

     i) Jardine Fleming International Management Inc. ( the "Adviser"), provides investment advisory services to the Fund under the terms of an investment advisory agreement. Under the investment advisory agreement, the Adviser is paid a fee, computed weekly and payable monthly, at the annual rate of 1.50% of the first $50 million, 1.25% of the next $25 million and 1.00% of the excess over $75 million of the Fund's weekly net assets. The Adviser is an affiliate of the Fund.

     ii) T. Rowe Price Services, Inc. (the "Administrator") provides administrative services to the Fund under an Administrative Services Agreement. The Administrator receives a fee, payable monthly, at an annual rate of 0.10% of the first $250 million, 0.075% of the next $250 million and 0.05% of the excess over $500 million of the Fund's average weekly net assets subject to a minimum annual fee of $200,000, plus reimbursement for certain out-of-pocket expenses. The Administrator also receives an annual fee of $85,000 for fund accounting services pursuant to an Accounting Services Agreement. At December 31, 1996, $47,598 was payable to the Administrator.

     iii) During the year ended December 31, 1996, the Fund paid $83,777 in brokerage commissions to Jardine
             Fleming Broking Ltd. and Jardine Fleming Securities
             Ltd., affiliated brokers/dealers.

6.   Restricted Cash

     As part of the arrangements for insuring the Fund, a letter of credit amounting to $305,266 was issued by Citibank N.A. in favor of the insurers. In return, the Fund pledged deposits amounting to $305,266 to Citibank N.A. as security for the letter of credit.

JARDINE FLEMING
CHINA REGION FUND, INC.

Report of Independent Accountants

To The Board of Directors and Shareholders of Jardine Fleming
China Region Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jardine Fleming China Region Fund, Inc. ("the Fund") at December 31, 1996, and results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996, by correspondence with the custodian and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP

Baltimore, Maryland
January 20, 1997

JARDINE FLEMING
CHINA REGION FUND, INC.

Dividend Reinvestment and Cash Purchase Plan

The Fund operates an optional Dividend Reinvestment and Cash
Purchase Plan (the "Plan") whereby:

     a) shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

     b) shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the
             Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact:

     1)      State Street Bank & Trust Company (the Plan Agent):
             P. O. Box 8200
             Boston, Massachusetts 02266-8200
             U.S.A.
             Telephone No: 800-426-5523 (toll free)

             or

     2)      T. Rowe Price Services, Inc.
             Telephone No: 800-638-8540 (toll free)

JARDINE FLEMING
CHINA REGION FUND, INC.

Directors and Administration
_____________________________________________________________

Officers and Directors         Martin G. Barrow - Director and
President
                               A.B. Colayco - Director
                               The Rt. Hon. The Earl of Cromer -
Director
                               Alexander R. Hamilton - Director
                               Emmett J. Rice - Director
                               Mark B. E. White - Director and
Treasurer
                               William J. Tootill - Secretary

Investment Adviser             Jardine Fleming International
Management, Inc.
                               P.O. Box 3151
                               Road Town, Tortola
                               British Virgin Islands

Administrator                  T. Rowe Price Services, Inc.
                               100 East Pratt Street
                               Baltimore, Maryland 21202
                               U.S.A.

Custodian                      Citibank N.A.
                               New York:
                               111 Wall Street, 16th Floor
                               New York, New York 10005
                               U.S.A.
                               Hong Kong:
                               Citibank Tower
                               Citibank Plaza
                               3 Garden Road
                               Hong Kong

Independent Accountants        Price Waterhouse LLP
                               7 Saint Paul Street
                               Suite 1700
                               Baltimore, Maryland 21202
                               U.S.A.

Legal Counsel                  Cleary, Gottlieb, Steen & Hamilton
                               New York:
                               1 Liberty Plaza, 43rd Floor
                               New York, New York 10006
                               U.S.A.
                               Hong Kong:
                               56th Floor, Bank of China Tower
                               1 Garden Road
                               Hong Kong

Registrar, Transfer Agent,
and Dividend Paying Agent      State Street Bank & Trust Company   P.
O. Box 8200
                               Boston, Massachusetts 02266-8200
                               U.S.A.


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

RPRTJFCR  12/31/96

Chart 1 - Net Asset Value and Share Price vs. Target Index - A line chart showing the net asset value and share price vs. target index between 7/92 and 12/96.